UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2008

Integrated Electrical Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (713) 860-1500

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

     On March 11, 2008, Integrated Electrical Services, Inc. (the “Company”) entered into an Amendment to Loan and Security Agreement (the “Amendment”) dated March 5, 2008, to the Loan and Security Agreement, dated as of May 12, 2006 (the “Loan Agreement”), with Bank of America, N.A., as collateral and administrative agent, and the lenders party thereto. The Loan Amendment amended the Loan Agreement to require, among other things, that (i) any unused line fee be payable on the first business day of the month, (ii) any letter of credit fee be payable monthly in arrears on the first business day of each month in which a letter of credit is outstanding and on the termination date, (iii) interest on revolver loans be due and payable on the first business day of each month for the immediately preceding month, computed through the last calendar day of the preceding month, with respect to any revolver loan, and (iv) the Company and its subsidiaries enter into agreements with each bank at which a dominion account is maintained pursuant to which such bank will immediately transfer to the agent’s payment account all monies deposited to the dominion account; provided that so long as (a) no default or event of default shall have occurred and is continuing and (b) the aggregate outstanding balance of revolver loans does not exceed $2,500,000, funds deposited in the dominion account shall be transferred directly from the dominion account to the funding account.

     The foregoing description of the Loan Amendment is qualified in its entirety by reference to the Loan Amendment, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

      (d)     Exhibits

     Exhibit Number                                     Description

Exhibit 10.1                          Amendment to Loan and Security Agreement, dated March 5, 2008, by and among Integrated Electrical Services, Inc. and its subsidiaries, Bank of America, N.A. and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     INTEGRATED ELECTRICAL SERVICES, INC.

Date: March 17, 2008                         By:  /s/ Curt L. Warnock

                                                Curt L. Warnock
                                                Senior Vice President and General Counsel

EXHIBIT INDEX

     Exhibit Number                                     Description

Exhibit 10.1                           Amendment to Loan and Security Agreement, dated March 5, 2008, by and among Integrated Electrical Services, Inc. and its subsidiaries, Bank of America, N.A. and the lenders party thereto.